Intangilbe Assets, Net - Schedule of Estimated Future Amortization Expense (Details)	Mar. 31, 2025 USD ($)
Schedule of Estimated Future Amortization Expense [Abstract]
2026	$ 2,314,426
2027	2,313,048
2028	2,302,630
2029	950,050
Total	$ 7,880,154